SECURITIES AND EXCHANGE COMMISSION



                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



   Date Report (Date of earliest event reported) June 16, 1997



                  BONNEVILLE PACIFIC CORPORATION
        --------------------------------------------------
        (Exact name of registrant as specified in charter)



Delaware                0-14846             87-0363215
----------------------------------------------------------------------------
(State or other         (Commission         (IRA Employer
jurisdiction of         File Number)        Identification No.)
incorporation)

50 West 300 South, Suite 300, Salt Lake City, Utah                     84101
----------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code             (801) 363-2520
                                                              --------------

(Former name or former address, if changed since last report) Not applicable
                                                              --------------

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period May 1, 1997 to May 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.   Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION



                                   /s/ Roger G. Segal
                              By:  Roger G. Segal, Chapter 11 Trustee

DATED June 16, 1997

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION



                                   /s/ R. Stephen Blackham
                              By:  R. Stephen Blackham, Assistant Controller

DATED June 16, 1997

                         INDEX TO EXHIBITS


Exhibit                                                     Page No.
--------------------------------------------------------------------

28.1           Monthly Financial Report - Chapter 11,
               for the period May 1, 1997 to May 31,
               1997, of the Registrant, dated June 16,
               1997 as filed by the Registrant with the
               United States Bankruptcy Court for the
               District of Utah, Central Division on
               June 16, 1997 . . . . . . . . . . . . . . . . . .5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR: BONNEVILLE PACIFIC CORPORATION
        ------------------------------
CASE NO. 91A-27701     For Period May 1 to May 31, 1997
         ---------                -----    ------------
         Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis


                                 COVER SHEET
------------------------------------------------------------------------------
                          THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each     MONTH.  The debtor must attach each of the following
Required Report/Document  reports/documents unless the U.S. Trustee has waived the requirement in writing.  File original with
                          Clerk of Court.  File duplicate with U.S. Trustee.
------------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived       REQUIRED REPORTS/DOCUMENTS
------------------------------------------------------------------------------
  [X]         [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
  [X]         [ ]      Balance Sheet (Form 2-C)
  [X]         [ ]      Profit and Loss Statement (Form 2-D)
  [X]         [ ]      Supporting Schedules (Form 2-E)
  [X]         [ ]      Quarterly Fee Summary (Form 2-F)
  [X]         [ ]      Narrative (Form 2-G)
  [X]         [ ]      Bank Statement(s) for Debtor in Possession Account(s)
------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:  June 16, 1997

                              Debtor(s):   BONNEVILLE PACIFIC CORPORATION
                                           /s/ R. Stephen Blackham
                              By:          R. Stephen Blackham
                              Position:    Assistant Controller

                 Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 16th day of June 1997.


                                   /s/ Roger G. Segal
                              By:  Roger G. Segal, Chapter 11 Trustee

             DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                     Bankruptcy No. 91A-27701
                            Narrative
                 For the Month Ended May 31, 1997


                             Form 2-G

-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of May 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of May and the first part of June 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

1. The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at Length in the previous Monthly Financial
     Reports filed by the Trustee and in the Trustee's four (4) Annual Reports, including the Report for the period of July 1, 1995 through June 30, 1996 filed on September 19, 1996 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities &
     Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).

---------------
(1) This narrative attempts to summarize significant events affecting the Company through June 12, 1997.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (Segal v. Cerutti, United States District Court for the District of Utah, Case No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling granting the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements; such investigation includes conducting additional Rule 2004 examinations. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and who or which the Trustee believes are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     On April 10, 1997, the Trustee entered into a verbal settlement agreement with one of the entities which had signed a tolling agreement, Norwest Bank Minnesota, N.A, ("Norwest"). Pursuant to the settlement, which was promptly documented by formal settlement agreement, Norwest agreed to pay to the Trustee the sum of five million dollars ($5,000,000.00) and the Trustee agreed to waive and release all claims against Norwest. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on May 12, 1997 at which hearing the Bankruptcy Court granted the Trustee's Motion and approved the settlement. Norwest paid the settlement amount of $5,000,000.00 on May 12, 1997.

     On May 30, 1997 the Trustee entered into a formal Settlement Agreement with Terry E. Coffin, Coffin, Snyder & Matthews and Runft, Coffin & Matthews, Charted (collectively the "Coffin Parties") pursuant to which the Coffin Parties agreed to pay the Trustee the sum of approximately $985,000.00 and pursuant to which the parties agreed to a mutual release of claims against one another. The settlement is conditioned upon approval by the United States Bankruptcy Court. A hearing on the Trustee's Motion for Approval of the Settlement Agreement is scheduled for June 30, 1997. The Coffin Parties on June 6, 1997 paid $985,000.00 to the Trustee pending approval of the settlement.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Corporation of President of The Church of Jesus Christ of Latter-Day Saints (the "Church"); the settlement was announced on June 10, 1997. Pursuant to the Settlement Agreement, the Church will pay to the Trustee the sum of $1,100,000.00 and the Church shall be granted a claim of up to approximately $500,000.00 for damages incurred by the Church arising from its purchase of stock of the Company. The settlement is conditioned upon approval by the

     United States Bankruptcy Court.  A hearing on the Trustee's
     Motion for Approval of the Settlement Agreement is scheduled for July 7, 1997.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Deseret Trust Company ("DTC"), the Church, Raymond L. Hixson and Vivian M. Hixson concerning the Raymond L. Hixson Charitable Remainder Unitrust which Unitrust was funded with shares of Bonneville Pacific Corporation owned by Raymond L. Hixson; the settlement was filed with the Bankruptcy Court on June 10, 1997. Pursuant to the settlement, the Church will pay a total of $580,000.00 to purchase the "income interest" specified in the Unitrust as well as any other right, title or interest the Hixsons, the Trustee, Bonneville Pacific Corporation or its bankruptcy estate may have in the Unitrust or its assets. The $580,000.00 payment will be paid $232,000.00 directly to Vivian Hixson as required by the provisions of the previously Court approved Trustee's settlement agreement with Raymond Hixson and Vivian Hixson; $232,000.00 directly to the Trustee for the benefit of the estate; and $116,000.00 directly to the Trustee to be held by him for payment (subject to Bankruptcy Court approval) to his special litigation counsel, Beus, Gilbert & Morrill, pursuant to the 1992 contingent fee agreement between the Trustee and Beus, Gilbert & Morrill. The settlement is conditioned upon approval by the United States Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement is scheduled for July 7, 1997.

     All litigation settlement recoveries actually received by the Company are subject to a contingency fee in favor of the law firm of Beus, Gilbert & Morrill, special litigation counsel for the Trustee. The "Legal Representation
     Agreement" between the Trustee and Beus, Gilbert & Morrill, which agreement sets forth the terms of the contingent fee arrangement, was approved by the Bankruptcy Court in 1992. Pursuant to the contingent fee agreement, Beus, Gilbert & Morrill would, after subtracting for litigation costs, be paid forty percent (40%) of any settlement or litigation recoveries received after trial commences, thirty-three percent (33%) of any settlement sums received after the litigation is filed but before trial commences, or, as the case may be, twenty percent (20%) of the settlement sum received if the settlement occurs before litigation is commenced ( in all instances less amounts paid to the Trustee's General Counsel, Cohne, Rappaport & Segal, P.C., For fees related to the Litigation). Any fees or costs to be paid to Beus, Gilbert & Morrill must first be allowed (approved) by the Bankruptcy Court upon application after notice and hearing.

In addition to the above described litigation matters, the Company continues in its business operations. Significant actions and events during May, 1997 related to business matters are as follows:

1. The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 continues to negotiate with representatives of NPC to resolve curtailment and other Power Purchase Contract issues.

     The Trustee continues to monitor its appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has yet to be executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

Analysis of Claims and Possible Distributions.

Prepetition claims against the Bonneville Pacific bankruptcy estate total less than two hundred million dollars in booked and unbooked liabilities (excluding any addition for possible post-petition interest). The exact amount of such claims is still undetermined and the distribution priority for such claims is still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest (see the further discussion which follows). Also see the "Trustee's Preliminary Report (Estimate) Concerning Claims filed Against the Estate" which was attached to the February and March 1997 Monthly Financial Reports and which report was filed with the Bankruptcy Court on or about March 17, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its
securities.  See 11 U.S.C.  Section 510(b).   A hearing on the Motion was
scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately
4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 330 additional claims have been filed since December 16, 1996. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above. The Trustee anticipates that he will likely object to a number of the new claims which have been filed and expects to file the first of the objections in the next few weeks.

Concerning Claim No. 145 filed by First Security Bank, N.A., related to the Crystal Springs Project, the Trustee and First Security reached a settlement now documented by formal Settlement Agreement dated April 18, 1997.
Pursuant to the settlement, First Security reduced its $2,504,869.14 claim related to the Crystal Springs Project to fifty thousand dollars ($50,000.00). The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement was held as scheduled on June 2, 1997 at which hearing the Bankruptcy Court approved the settlement. As a consequence of the settlement First Security's combined bank claim against the estate totals $800,000.00, (i.e., $750,000.00 related to the Antelope Valley Project and $50,000.00 related to the Crystal Springs Project).

On or about March 26, 1997 the Honorable Thomas R. Brett, United States District Court Judge, withdrew reference from the Bankruptcy Court of all matters related to the firm of LeBoeuf, Lamb, Greene & MacRae ("LeBoeuf"). The Trustee estimates that LeBoeuf (which had represented the Official Unsecured Creditors' Committee prior to June 16, 1992) could have sought final fees and costs (an administrative claim) totaling approximately several hundred thousand dollars. However, LeBoeuf and the Trustee entered into a Settlement Agreement dated May 8, 1997, which resolves all matters between the estate and LeBoeuf. The settlement was conditioned upon approval of the United States District Court. The hearing on the Motion for Approval of the Settlement was held as scheduled on June 6, 1997, at which hearing the District Court approved the settlement. Pursuant to the Settlement Agreement, LeBoeuf has waived its claims to any and all fees and costs and has reimbursed Bonneville $64,679.25 in previously allowed and paid fees and costs and the parties have mutually released one another from any and all claims.

On May 5, 1997, the United States Bankruptcy Court for the District of Utah approved a settlement agreement between the Company and Vulcan Power
Company ("Vulcan") a debtor-in-possession in a case pending in Oregon.
The settlement is intended to resolve issues arising from the Company's sale to Vulcan of its interest in the Mammoth Project in California. The
Trustee currently estimates that the Company may have to spend approximately One Hundred Thousand Dollars ($100,000.00) to plug and abandon certain geothermal well sites connected with the Mammoth Project. The Company is now in the process of making arrangements to plug the wells.

On or about April 22, 1997, certain investment partnerships affiliated with Wexford Management L.L.C. issued a press release announcing, among other things, that the investment partnerships had (a) acquired $752,500 common shares of Bonneville and (b) filed a Schedule 13D with the Securities and Exchange Commission.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. The IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated U.S. Corporation Income Tax Return for the period ending April 30, 1996. The Company, with court approved Accountant, is in the process of preparing the U.S. Corporate
Income Tax Return.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996.
At the hearing the Court approved the application. Hein + Associates has been employed and is continuing with work on the audits.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

In light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company is now in the position to begin the process of formulating and proposing a plan of reorganization. While general plan negotiations with parties in interest have now commenced, it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues.  The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial
Advisor to be filed with the Bankruptcy Court.   The hearing on the
Application was held as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. The Trustee anticipates that Bear, Stearns & Company's initial work in valuing the Company's (and its affiliates) business assets will be completed in the next few weeks.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
               Cash Receipts and Disbursements Statement
                     For Period May 1 - May 31 1997
------------------------------------------------------------------------------

                           CASH RECONCILIATION


1.  Beginning Cash Balance:                                 $128,157,423.53

2.  Cash Receipts: (See Page 2 of 2)        6,237,045.83

3.  Cash Disbursements: (See Page 2 of 2)    (128,144.26)
                                            -------------
4.  Net Cash Flow:                                             6,108,901.57
                                                            ---------------
5.  Ending Cash Balance:                                    $134,266,325.10
                                                            ===============


                  CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                      AMOUNT              FINANCIAL INSTITUTION
-----------------------------------------------------------------------------
PAYROLL ACCOUNT                     $630.13      FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                  590.40      KEY BANK OF UTAH
GENERAL CORP CASH                431,426.92      KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    5,252,685.81 (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT    11,114,853.95 (A)  US BANK
CHPTR 11 TRUSTEE - JNT CD     10,445,452.68 (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JNT CD     10,424,153.33 (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS       22,730.06 (A)  BANK ONE
UNITED STATES TREASURY BILLS  96,400,622.03      BANK ONE
PROCEEDS FROM ASSET SALES          4,033.45 (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE      169,146.34      KEY BANK OF UTAH
                            ---------------
                            $134,266,325.10
                            ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                       FORM 2-B
                                                                    Page 1 of 2

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                      For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                      TOTAL               PAGE REF
PAYROLL ACCOUNT                        $19,079.16         A
PAYROLL TAX ACCOUNT                     12,131.77         B
GENERAL CORP CASH                       39,506.15         C
CHPTR 11 TRUSTEE JOINT ACCT             20,312.30         E
CHPTR 11 TRUSTEE - CD ACCT              68,340.50         F
CHPTR 11 TRUSTEE - JNT CD              104,584.59         G
CHPTR 11 TRUSTEE - JNT CD               45,353.94         H
CHPTR 11 TRUSTEE JT SAVINGS         96,228,000.32         I
UNITED STATES TREASURY BILLS        97,357,948.40         J
PROCEEDS FROM ASSET SALES                   11.12         K
KYOCERA MAINTENANCE RESERVE             10,610.54         L
                                  ---------------
                                   193,905,878.79
     LESS:  ACCOUNT TRANSFERS     (187,668,832.96)
                                  ---------------
     TOTAL CASH RECEIPTS            $6,237,045.83
                                  ===============


                       CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                      TOTAL             PAGE REF
PAYROLL ACCOUNT                        $19,114.36       A
PAYROLL TAX ACCOUNT                      9,044.01       B
GENERAL CORP CASH                      141,136.58       D
CHPTR 11 TRUSTEE JOINT ACCT                 55.24       E
CHPTR 11 TRUSTEE - CD ACCT                   0.00       F
CHPTR 11 TRUSTEE - JNT CD                    0.00       G
CHPTR 11 TRUSTEE - JNT CD                    0.00       H
CHPTR 11 TRUSTEE JT SAVINGS         96,400,627.03       I
UNITED STATES TREASURY BILLS        91,227,000.00       J
PROCEEDS FROM ASSET SALES                    0.00       K
KYOCERA MAINTENANCE RESERVE                  0.00       L
                                  ---------------
                                   187,796,977.22
     LESS:  ACCOUNT TRANSFERS     (187,668,832.96)
                                  ---------------
     TOTAL CASH DISBURSEMENTS         $128,144.26
                                  ===============

                                                                       FORM 2-B
                                                                    Page 2 of 2

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                Payroll Account
                       For Period May 1 - May 31, 1997
------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR              AMOUNT        DESCRIPTION
05/13/97   CK# 6325   BPC - GENERAL       $9,492.19    PAYROLL TRANSFER
05/28/97   CK# 6350   BPC - GENERAL        9,586.97    PAYROLL TRANSFER
                                         ----------
           TOTAL CASH RECEIPTS           $19,079.16
                                         ==========


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE               AMOUNT       DESCRIPTION
05/15/97              PAYROLL SUMMARY      $9,492.19
05/31/97              PAYROLL SUMMARY       9,586.97
05/31/97   BANK STMT  KEY BANK OF UTAH         35.20   SERVICE CHARGE
                                          ----------
           TOTAL CASH DISBURSEMENTS       $19,114.36
                                          ==========


                                    A

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                           Payroll Tax Account
                      For Period May 1 - May 31, 1997
------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #     PAYOR             AMOUNT        DESCRIPTION
05/01/97   CK# 6322  BPC - GENERAL      $3,091.01    PR TAX TRANSFER
05/13/97   CK# 6329  BPC - GENERAL       4,817.39    PR TAX TRANSFER
05/28/97   CK# 6351  BPC - GENERAL       4,223.37    PR TAX TRANSFER
                                       ----------
           TOTAL CASH RECEIPTS         $12,131.77
                                       ==========


                       CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE                  AMOUNT      DESCRIPTION
05/13/97   CK# 1239   KEY BANK OF UTAH       $4,082.20   FEDERAL TAX DEPOSIT
05/28/97   CK# 1240   KEY BANK OF UTAH        3,502.93   FEDERAL TAX DEPOSIT
05/28/97   CK# 1241   UTAH ST TAX COMMISSION  1,455.63   STATE TAX DEPOSIT
05/31/97   BANK STMT  KEY BANK OF UTAH            3.25   SERVICE CHARGE
                                             ---------
           TOTAL CASH DISBURSEMENTS          $9,044.01
                                             =========


                                   B

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                           General Corp Cash
                     For Period May 1 - May 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT      DESCRIPTION
05/09/97  DS050997   C. MOWER                      $93.00   EXPENSE REIMBURSEMENT
05/09/97  DS050997   T. HOUGHTON                   477.57   INSURANCE REIMBURSEMENT
05/09/97  DS050997   SAN DIEGO GAS & ELECTRIC    2,187.66   ENERGY REVENUE-KYOCERA
05/15/97  DS051597   J. ALLSOP                   1,135.32   INSURANCE REIMBURSEMENT
05/18/97  DS051897   KYOCERA AMERICA            33,748.58   ENERGY REVENUE-KYOCERA
05/31/97  BANK STMT  KEY BANK OF UTAH            1,864.02   INTEREST INCOME
                                               ----------
          TOTAL CASH RECEIPTS                  $39,506.15
                                               ==========


                                   C

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                     For Period May 1 - May 31, 1997
-------------------------------------------------------------------------------


                        CASH DISBURSEMENTS JOURNAL

DATE      CHECK #   PAYEE                         AMOUNT       DESCRIPTION
05/01/97  1006298   AIRBORNE EXPRESS                    91.87  EXPRESS MAIL EXPENSE
05/01/97  1006299   AMPCO SYSTEM PARKING               378.00  RENT - PARKING
05/01/97  1006300   AUTOMATED OFFICE SYSTEMS           311.24  OFFICE SUPPLIES & EXPENSE
05/01/97  1006301   BENEFICIAL LIFE INSURANCE          774.87  INSURANCE - LIFE
05/01/97  1006302   BPC-KYOCERA MAINT RESERVE       10,000.00  TRANSFER - MAINT RESERVE ACCT
05/01/97  1006303   DAY TIMERS INC                      27.85  OFFICE SUPPLIES & EXPENSE
05/01/97  1006304   DESKTOP PUBLISHERS JOURNAL           9.97  PUBLICATIONS & SUBSCRIPTIONS
05/01/97  1006305   FRONTIER COMMUNICATIONS SR         819.98  TELEPHONE EXPENSE
05/01/97  1006306   TERESA A HOUGHTON                  200.00  OFFICE SUPPLIES & EXPENSE
05/01/97  1006307   MOUNT OLYMPUS WATER                 28.95  OFFICE SUPPLIES & EXPENSE
05/01/97  1006308   MOUNTAIN STATES OFF PRODUCTS        38.56  OFFICE SUPPLIES & EXPENSE
05/01/97  1006309   NATIONAL HEALTH CARE TRUST      21,431.42  INSURANCE HEALTH
05/01/97  1006310   OFFICE TEAM                        422.40  OFFICE SUPPLIES & EXPENSE
05/01/97  1006311   PITNEY BOWES INC                    50.16  OFFICE SUPPLIES & EXPENSE
05/01/97  1006312   THE PLANT GALLERY                  139.00  OFFICE SUPPLIES & EXPENSE
05/01/97  1006313   PONDEROSA PRINTING                  26.56  OFFICE SUPPLIES & EXPENSE
05/01/97  1006314   THE PRUDENTIAL                   1,017.00  INSURANCE - DISABILITY
05/01/97  1006315   PROTEL                              74.36  OFFICE SUPPLIES & EXPENSE
05/01/97  1006316   REDMAN VAN & STORAGE CO            452.57  RENT - STORAGE SPACE
05/01/97  1006317   TRAVEL ZONE CRUISE ZONE            337.00  TRAVEL EXPENSE
05/01/97  1006318   UNUM LIFE INSURANCE CO           1,552.51  INSURANCE - DISABILITY
05/01/97  1006319   US WEST COMMUNICATIONS             773.46  TELEPHONE EXPENSE
05/01/97  1006320   STATE OF UTAH DEPT OF COMM          10.00  OFFICE SUPPLIES & EXPENSE
05/01/97  1006321   WINDOWS MAGAZINE                    16.97  PUBLICATIONS & SUBSCRIPTIONS
05/01/97  1006322   BPC PAYROLL TAX ACCOUNT          3,091.01  TRANSFER - PAYROLL TAX ACCT
05/06/97  1006323   VOID                              VOID     VOID
05/06/97  1006324   VOID                              VOID     VOID
05/06/97  1006325   50 WEST BROADWAY ASSOC          12,573.00  RENT - OFFICE SPACE & PARKING
05/06/97  1006326   CASH                               486.71  OFFICE SUPPIES & EXPENSE
05/09/97  1006327   MCEWEN GISVOLD RANKIN CART       5,762.62  PROFESSIONAL FEES
05/13/97  1006328   BONNEVILLE PACIFIC/PAYROLL       9,492.19  TRANSFER - PAYROLL ACCT
05/13/97  1006329   BPC PAYROLL TAX ACCOUNT          4,817.39  TRANSFER - PAYROLL TAX ACCT
05/13/97  1006330   WELLS FARGO BANK                   767.53  401K CONTRIBUTIONS
05/13/97  1006331   WELLS FARGO BANK                    37.04  401K LOAN PAYMENT
05/16/97  1006332   AIRBORNE EXPRESS                   174.08  EXPRESS MAIL EXPENSE
05/16/97  1006333   AUTOMATED OFFICE SYSTEMS           516.49  OFFICE SUPPLIES & EXPENSE
05/16/97  1006334   BANC ONE TRUST GROUP             7,539.94  QUARTERLY INVESTMENT FEE
05/16/97  1006335   COMPUSERVE                           9.95  OFFICE SUPPLIES & EXPENSE
05/16/97  1006336   GENERATOR POWER SYSTEMS         17,574.09  KYOCERA O&M EXPENSE
05/16/97  1006337   KWIK KOPY                           60.66  OFFICE SUPPLIES & EXPENSE
05/16/97  1006338   MICRON ELECTRONICS INC           7,983.45  COMPUTER EQUIPMENT
05/16/97  1006339   MOUNT OLYMPUS WATER                 10.62  OFFICE SUPPLIES & EXPENSE
05/16/97  1006340   MOUNTAIN STATES OFF PRODUCTS       108.98  OFFICE SUPPLIES & EXPENSE

                                     D-1

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                     For Period March 1 - March 31, 1997
------------------------------------------------------------------------------

                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      CHECK #   PAYEE                         AMOUNT       DESCRIPTION
05/16/97  1006341   OFFICE TEAM                        264.00  OFFICE SUPPLIES & EXPENSE
05/16/97  1006342   PITNEY BOWES INC                   168.90  OFFICE SUPPLIES & EXPENSE
05/16/97  1006343   REDMAN VAN & STORAGE CO            521.92  RENT - STORAGE SPACE
05/16/97  1006344   SAN DIEGO GAS & ELECTRIC           101.26  KYOCERA O&M EXPENSE
05/16/97  1006345   STEVEN H. STEPANEK                 718.44  TRAVEL REIMBURSEMENT
05/16/97  1006346   WELLS FARGO BANK                 1,350.97  QUARTERLY 401K FEE
05/16/97  1006347   TODD L. WITWER                     146.44  TRAVEL REIMBURSEMENT
05/21/97  1006348   STATE OF DELAWARE CORP DIV      13,200.00  FRANCHISE TAX
05/21/97  1006349   UNITED PARCEL SERVICE               21.99  EXPRESS MAIL EXPENSE
05/28/97  1006350   BONNEVILLE PACIFIC/PAYROLL       9,586.97  TRANSFER - PAYROLL ACCT
05/28/97  1006351   BPC PAYROLL TAX ACCOUNT          4,223.37  TRANSFER - PAYROLL TAX ACCT
05/28/97  1006352   WELLS FARGO BANK                   752.90  401K CONTRIBUTIONS
05/28/97  1006353   WELLS FARGO BANK                    37.04  401K LOAN PAYMENT
05/31/97  BANK STMT KEY BANK OF UTAH                    51.93  BANK SERVICE CHARGE
                                                  -----------
          TOTAL CASH DISBURSEMENTS                $141,136.58
                                                  ===========

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee Joint Account
                        For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

                             CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR             AMOUNT      DESCRIPTION
05/31/97   BANK STMT   KEY BANK OF UTAH  $20,312.30  INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE              AMOUNT     DESCRIPTION
05/31/97   BANK STMT   KEY BANK OF UTAH   $55.24     SERVICE CHARGE


                                     E

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee - CD Account
                       For Period May 1 - May 31, 1997
-------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE       DOC #         PAYOR       AMOUNT       DESCRIPTION
05/31/97   BANK STMT     US BANK     $68,340.50   INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE       DOC #         PAYEE       AMOUNT       DESCRIPTION

           NONE


                                     F

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - CD Account
                       For Period May 1 - May 31, 1997
-------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR              AMOUNT        DESCRIPTION
05/31/97   BANK STMT   KEY BANK OF UTAH   $104,584.59   INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL


DATE       DOC #        PAYEE             AMOUNT        DESCRIPTION

           NONE


                                     G

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   Chapter 11 Trustee Joint - CD Account
                      For Period May 1 - May 31, 1997
------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR      AMOUNT      DESCRIPTION
05/26/97   BANK STMT  BANK ONE   $22,240.11  MATURITY OF CD
05/29/97   BANK STMT  BANK ONE    23,113.83  MATURITY OF CD
                                 ----------
           TOTAL CASH RECEIPTS   $45,353.94
                                 ==========


                         CASH DISBURSEMENTS JOURNAL


DATE       DOC #      PAYEE     AMOUNT       DESCRIPTION

           NONE


                                     H

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                       For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR      AMOUNT           DESCRIPTION
05/13/97   MEMO ADVC   BANK ONE    $5,000,000.00   NORWEST SETTTLEMENT
05/29/97   MEMO ADVC   BANK ONE    91,227,000.00   TRANSFER T-BILL
05/31/97   BANK STMT   BANK ONE         1,000.32   INTEREST INCOME
                                  --------------
           TOTAL                  $96,228,000.32
                                  ==============


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE      AMOUNT           DESCRIPTION
05/13/97   MEMO ADVC   BANK ONE    $5,174,465.25   TRANSFER-T-BILL
05/29/97   MEMO ADVC   BANK ONE    91,226,156.78   TRANSFER-T-BILL
05/31/97   BANK STMT   BANK ONE             5.00   SERVICE CHARGE
                                  --------------
       TOTAL CASH DISBURSEMENTS   $96,400,627.03
                                  ==============


                                     I

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Short Term Marketable Securities
                      For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR      AMOUNT           DESCRIPTION
05/13/97   MEMO ADVC   BANK ONE    $5,174,465.25   TRANSFER-T-BILL
05/29/97   MEMO ADVC   BANK ONE       957,326.37   DISCOUNT CLLCTD
05/29/97   MEMO ADVC   BANK ONE    91,226,156.78   TRANSFER-T-BILL
                                  --------------
           TOTAL CASH RECEIPTS    $97,357,948.40
                                  ==============


                         CASH DISBURSEMENTS JOURNAL

DATE        DOC #      PAYEE      AMOUNT           DESCRIPTION
05/29/97   MEMO ADVC   BANK ONE   $91,227,000.00   TRANSFER-T-BILL


                                    J

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Proceeds From Asset Sales
                       For Period May 1 - May 31, 1997
-------------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR              AMOUNT    DESCRIPTION
05/31/97   BANK STMT   KEY BANK OF UTAH   $11.12    INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE      DOC #        PAYEE              AMOUNT    DESCRIPTION

          NONE


                                    K

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                         Kyocera Maintenance Reserve
                       For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR                     AMOUNT       DESCRIPTION
05/01/97   CK# 6302   BONNEVILLE PACIFIC CORP   $10,000.00   TRANSFER
05/31/97   BNK STMT   KEY BANK OF UTAH              610.54   INTEREST INCOME
                                                ----------
                      TOTAL CASH RECEIPTS       $10,610.54
                                                ==========


                         CASH DISBURSEMENTS JOURNAL


DATE       DOC #      PAYEE                     AMOUNT       DESCRIPTION

                      NONE


                                  L

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                              Balance Sheet
                           As of May 31, 1997
------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                        $134,266,325
  Accounts receivable - trade                      109,750
  Accounts receivable - settlements (Note 4)     7,150,000
  Accounts receivable - affiliates                 281,590
  Prepaid Insurance                                 28,676
  Accrued interest receivable                      203,034
                                              ------------
  Total current assets                                          $142,039,375
Fixed Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,758,977
                                              ------------
  Total fixed assets                             3,957,401
  Less: Accumulated depreciation                <3,087,802>
                                              ------------
  Net fixed assets                                                   869,599
Other Assets:
  Investment in and advances to subsidiaries
   and partnership                              30,838,378
  Other assets                                       1,820
                                              ------------
    Total other assets                                            30,840,198
                                                                ------------
TOTAL ASSETS                                                    $173,749,172
                                                                ============
LIABILITIES
Post-petition liabilities:
  Accounts payable - trade                    $    107,040
  Accounts payable - professional fees
    and costs                                    4,288,194
  Accrued income taxes payable (Note 5)            282,747
  Taxes payable                                    104,199
  Accrued interest                                       0
                                              ------------
  Total post-petition liabilities                                $ 4,782,180
Pre-petition liabilities:
  Priority claims                                   61,186
  Secured debt                                           0
  Unsecured debt  (Notes 1 and 3)               99,699,658
                                              ------------
Total pre-petition liabilities                                    99,760,844
                                                                ------------
TOTAL LIABILITIES                                                104,543,024

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment                213,752
Paid-in-capital                                121,590,029
Treasury stock                                  <2,308,255>
Retained earnings:
  Pre-petition                                 <56,551,908>
  Post-petition                                  6,262,530
                                               -----------
TOTAL OWNERS' EQUITY (Notes 1 and 3)                              69,206,148
                                                                ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                            $173,749,172
                                                                ============
                                                                       Form 2-C

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                           Profit and Loss Statement
                        For Period May 1 - May 31, 1997
------------------------------------------------------------------------------

Gross operating revenue                     $ 178,232
Less discount, returns and allowances               0
                                            ---------
   Net operating revenue                                  $   178,232

 Cost of goods sold                                          <118,780>
                                                          -----------
   Gross profit                                                59,452

Operating expenses:
   Salaries and wages                          28,644
   Rent and leases                             12,293
   Payroll taxes                                1,634
   Insurance                                      <57>
   Other                                        9,018
                                             --------
   Total operating expenses                                   <51,532>
                                                           ----------
   Operating income <loss>                                      7,920

Legal and professional fees and costs
  (Note 4)                                  1,281,058
Depreciation, depletion and Administration      1,333
Interest expense                                    0
                                            ---------
   Total                                                   <1,282,391>
                                                           ----------
   Net operating income <loss>                             <1,274,471>

Non-operating income and <expenses>:
   Interest income                            585,903
   Other income                                 3,308
   Other income - settlements (Note 4)      5,000,000
   Equity in earnings (losses) of
    subsidiaries and partnerships (Note 2)    849,851
                                            ---------
      Net non-operating income or <expenses>                6,439,062
                                                           ----------
      Net income <loss> before income taxes                 5,164,591

      Provision for income taxes (Note 5)                     116,500
                                                           ----------
      NET INCOME <LOSS>                                    $5,048,091
                                                           ==========


                                                                       Form 2-D
                                                                    Page 1 of 3

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                  General Notes to Financial Statements
                     For Period May 1 to May 31, 1997
-------------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, prepetition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships.
    These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997.


                                                                       Form 2-D
                                                                    Page 2 of 3

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                 General Notes to Financial Statements
                    For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of May
    31, 1997 and are reflected on the May 31, 1997 Financial
    Statements.  Approved settlements are as follows:

              W. Johnson                               $1,150,000
              Westinghouse Electric                     3,000,000
              Piper Jaffray                             3,000,000
                                                       ----------
                                                       $7,150,000

5. As of April 30, 1996, Bonneville and Subsidiaries had approximately $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,600,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

    The Trustee has requested permission from the Internal
    Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.


                                                                       Form 2-D
                                                                    Page 3 of 3

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                     For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

                            Beginning                                  Payments    Date      Check    Ending
                            Balance        Adjustments  Additions      Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                  $       0.00   $            $  <4,316.65>  $ 2,175.56  05/13/97  1239     $       0.00
                                                                         2,141.09  05/28/97  1240

   State                            0.00                   <1,455.63>    1,455.63  05/28/97  1241

FICA tax withheld                   0.00                   <1,634.24>      953.32  05/13/97  1239
                                                                           680.92  05/28/97  1240             0.00

Employer's FICA tax                 0.00                   <1,634.24>      953.32  05/13/97  1239
                                                                           680.92  05/28/97  1240             0.00


Unemployment tax:
   Federal                          0.00                                                                      0.00
   State                            0.00                                                                      0.00

Sales, use & excise taxes           0.00                                                                      0.00
Property taxes               <101,982.00>                  <2,217.00>                                  <104,199.00>

Accrued income tax:
   Federal                   <179,447.00>        0.00    <103,300.00>        0.00                      <282,747.00>
   State                            0.00         0.00                        0.00                             0.00

Delaware franchise tax              0.00                  <13,200.00>   13,200.00  05/21/97  1006348          0.00

Employee withholding                0.00                   <1,520.43>      767.53  05/13/97  1006330          0.00
                                                                           752.90  05/28/97  1006352
                            -------------  ----------   -------------  ----------                     -------------
TOTALS                      $<281,429.00>  $     0.00   $<129,278.19>  $23,761.19                     $<386,946.00>
                            =============  ==========   =============  ==========                     =============

                                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                              Case No. 91A-27701
                                              Insurance Schedule
                                       For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

                                                                        Policy
                                                     Amount of    Expiration  Premium Paid
                          Carrier/Agent              Coverage     Date        Thru Date
Worker's Compensation     Various State Funds        Statutory
                                                     $1,000,000   (A)         05/31/97

General Liability         Travelers Insurance/
                          Sedgwick James             5,000,000    06/06/97    06/06/97

Vehicles                  Travelers Insurance/
[Hired/Non-owned]         Sedgwick James             5,000,000    06/06/97    06/06/97

Property:
     Bonneville Pacific   Federal Insurance Co./
                          Sedgwick James             735,000      08/17/96    08/17/97

     Kyocera              Federal/Hartford Steam/
                          Sedgwick James             5,352,879    08/17/96    08/17/97

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                      For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

                                                        Accounts
                           Non-Affiliate  Accounts      Payable
                           Accounts       Payable       Professional
                           Receivable     Trade         Fees
Under 30 days              $7,259,724        $102,466   $4,148,707
30 to 60 days                      15               0            0
61 to 90 days                       8               0            0
Over 90 days                        3           4,574      139,487
                           ----------      ----------   ----------
Total post-petition         7,259,750         107,040    4,288,194

Pre-petition amounts                0       3,527,206            0
                           ----------      ----------   ----------
Total accounts receivable  $7,259,750
                           ==========
Total accounts payable                     $3,634,246   $4,288,194
                                           ==========   ==========
                           Affiliate
                           Accounts
                           Receivable

Under 30 days              $    6,840
30 to 60 days                  44,209
61 to 90 days                   5,103
Over 90 days                  225,438
                           ----------
Total post-petition
   affiliate accounts
   receivable              $  281,590
                           ==========

                                                                       Form 2-E
                                                                    Page 3 of 6

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                      For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

                                                Date of
                                                Court     Estimated
                                  Amount Paid   Approval  Balance Due
Counsel for Unsecured
   Creditors' Committee               $0                    $139,487   (3)
Court Appointed Trustee                0                      57,880   (1)
Trustee's Counsel                      0                     180,880   (1)
Trustee's Accountants                  0                      50,881
Trustee's Special Plan Counsel         0                      75,000
Special Litigation Counsel for
   Trustee - Costs                     0                     191,566
   Trustee - Fees                      0                   3,392,500   (2)
Auditors                               0                     100,000
Financial Consultants                  0                     100,000
                                      --                  ----------
   Total                              $0                  $4,288,194
                                      ==                  ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        1. $3,000,000.00 - Westinghouse Settlement
                 Fees - $990,000.00

        2. $3,000,000.00 - Piper Jaffray Settlement
                 Fees - $990,000.00

        3. $1,250,000.00 - Johnson Settlement
                 Fees - $412,500.00

        4. $5,000,000.00 - Norwest Bank Settlement
                 Fees - $1,000,000

     The $3,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,150,000.00 of the Johnson settlement have not yet been received by the estate, but the settlements were approved and such settlements have been booked as receivables.

                                                                       Form 2-E
                                                                    Page 4 of 6

3) On June 6, 1997, the U.S. District Court approved a settlement with Laboeuf, Lamb, Green and MacRae, L.L.P. and Ralph R. Mabey by which Laboeuf, Lamb, Green and MacRae, L.L.P. waives its claim to any and all attorneys' fees and cost.

Further information concerning settlements is contained in the narrative which is attached.

                                                                       Form 2-E
                                                                    Page 5 of 6

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                      For Period May 1 to May 31, 1997
------------------------------------------------------------------------------

Payee Name        Position        Nature of Payment    Amount
Ralph F Cox       Director        Director fees             0.00

Calvin L Rampton  Director        Director fees             0.00

Clark M Mower     President       Salary               12,566.68




                                                                       Form 2-E
                                                                    Page 6 of 6

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                           Quarterly Fee Summary (1)
                           Month Ended May 31, 1997
-------------------------------------------------------------------------------

                      Cash             Quarterly      Payment
                      Disbursement     Fee Due        Check No.    Date
January               $  220,508.24
February                 169,408.87
March                    215,808.71
                      -------------
Total 1st Quarter        605,725.82     3,750.00      1006268      04/17/97

April                  4,093,233.83
May                      128,144.26
June
                      -------------
  Total 2nd Quarter    4,221,378.09

July
August
September
                      -------------
  Total 3rd Quarter

October
November
December
                      -------------
  Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.


                                                                       Form 2-F